UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 18, 2009

    Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Blvd, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01(a) and 5.02(e) – Compensatory Arrangements of Certain Officers.

Split Dollar Agreements

            On February 18, 2009, Southern First Bank, National Association (the "Bank"), the subsidiary bank of Southern First Bancshares, Inc., entered into the Southern First Bank, National Association Split Dollar Agreements with five executive officers – R. Arthur Seaver, Jr., F. Justin Strickland, Fred Gilmer, III, James M. Austin III, and J. Edward Terrell.  Under these agreements, the Bank will provide death benefits through split dollar life insurance to its participating officers. The following is a summary of these agreements.

         The life insurance policy on each participating officer's life is paid for and owned by the Bank. To enhance the benefit for each officer, the Bank will share the death benefit from the insurance with the officer.  If the officer is employed by the Bank at the time of death, the officer’s designated beneficiary(ies) shall be entitled to an amount equal to the lower of three (3) times the amount of the officer's then salary (without bonuses) or the net-at-risk insurance portion of the proceeds from the insurance policy(ies) then in effect.  The net-at-risk insurance portion shall be the total death proceeds less the cash value of the policy(ies).  The Bank shall be entitled to the remainder of the proceeds.  If the officer is not employed by the Bank at the time of death, the Bank shall be entitled to all the death proceeds.

            The foregoing summary of the material features of the split dollar agreements is qualified in its entirety by reference to the provisions of the agreements, the form of which is attached as Exhibit 10.1 to this report, and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

            (c)        Exhibits

            Exhibit No.      Exhibit

10.1                            Form of Split Dollar Agreement.

                                                                                                                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                  SOUTHERN FIRST BANCSHARES, INC.

                                                                                                                                   By: /s/ James M. Austin, III

                                                                                                                                   Name:  James M. Austin, III

                                                                                                                                   Title:    Executive Vice President and Chief Financial Officer

Dated: February 18, 2009

EXHIBIT INDEX

Exhibit Number           Description

10.1                             Form of Split Dollar Agreement.